                                                   EXHIBIT 99.11

                                                UPDATED POSITIONS MAY                            15:50 Thursday, May 27, 2004   1
                                              Portfolio Summary Report
                                          Prepared by Goldman, Sachs & Co.

__________________________________________________________________________________________________________________________________
Pg   Pool Classification                   Loans     Sched Balance  Gross WAC    Net WAC  Orig WA  ST WAM  Am WAM     Age
__________________________________________________________________________________________________________________________________
0001 GSAA-04-04-IM  , IN POOL              1,077      $321,211,889      5.718      5.310      360     357     355       3
__________________________________________________________________________________________________________________________________
*** TOTALS ***                             1,077      $321,211,889
__________________________________________________________________________________________________________________________________





Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:              UPDATED POSITIONS MAY                                                        May 27, 2004  15:50  PAGE 0001
Deal                  INDYMAC


 __________________________________________________________________________________________________________________________________
|Loans|Sched Balance|Gross WAC|Net WAC|Orig WA|ST WAM|Am WAM|Age|OLTV|Comb LTV| FICO|  DTI|Margin|1st Cap|Per Cap|Life Ca|05/04 MTR|
|_____|_____________|_________|_______|_______|______|______|___|____|________|_____|_____|______|_______|_______|_______|_________|
|1,077| $321,211,889|    5.718|  5.310|    360|   357|   355|  3|76.0|    80.7|  693|37.25|  2.77|   4.03|   1.46|   6.00|    44.19|
|_____|_____________|_________|_______|_______|______|______|___|____|________|_____|_____|______|_______|_______|_______|_________|

 _______________________________________________________________________________________________________________________________
|Gross Rate           |Sched Balance            |Orig Term            |St Term              |St AM Term           |Age          |
|_____________________|_________________________|_____________________|_____________________|_____________________|_____________|
|3.75 - 3.99%     0.17|  $25,001-$ 50,000   0.06|356 - 360 Mont 100.00|301 - 340 Mont   2.59|Other/Unknown   64.37|  1     13.30|
|4.00 - 4.249%    0.05|  $50,001-$ 75,000   0.39|                     |341 - 345 Mont   1.19|301 - 340 Mont   2.79|  2     44.32|
|4.25 - 4.49%     0.91|  $75,001-$100,000   1.20|                     |346 - 350 Mont   0.41|341 - 345 Mont   1.09|  3     20.41|
|4.50 - 4.749%    1.96| $100,001-$120,000   2.40|                     |351 - 355 Mont   8.11|346 - 350 Mont   0.71|  4      9.66|
|4.75 - 4.99%     5.31| $120,001-$140,000   2.94|                     |356 - 360 Mont  87.70|351 - 355 Mont   5.48|  5      3.10|
|5.00 - 5.249%    5.36| $140,001-$160,000   2.95|                     |                     |356 - 360 Mont  25.55|  6      2.15|
|5.25 - 5.49%    16.54| $160,001-$180,000   3.02|                     |                     |                     |  7      1.29|
|5.50 - 5.749%   18.32| $180,001-$200,000   3.69|                     |                     |                     |  8      1.40|
|5.75 - 5.99%    22.17| $200,001-$250,000   9.77|                     |                     |                     |  9      0.16|
|6.00 - 6.249%   11.24| $250,001-$300,000  10.08|                     |                     |                     | 10      0.12|
|6.25 - 6.49%     8.17| $300,001-$350,000  10.75|                     |                     |                     | 11      0.22|
|6.50 - 6.749%    4.74| $350,001-$400,000  10.85|                     |                     |                     | 12      0.08|
|6.75 - 6.99%     2.83| $400,001-$450,000   7.56|                     |                     |                     | 15      0.25|
|7.00 - 7.249%    0.68| $450,001-$500,000   7.00|                     |                     |                     | 16      0.28|
|7.25 - 7.49%     0.64| $500,001-$550,000   4.80|                     |                     |                     | 17      0.35|
|7.50 - 7.749%    0.50| $550,001-$600,000   5.96|                     |                     |                     | 18      0.21|
|7.75 - 7.99%     0.14| $600,001-$650,000   7.75|                     |                     |                     | 19      0.10|
|8.00 - 8.249%    0.08| $650,001-$700,000   1.06|                     |                     |                     | 20      0.08|
|8.25 - 8.49%     0.07| $700,001-$750,000   1.14|                     |                     |                     | 21      0.60|
|8.50 - 8.749%    0.10| $750,001-$800,000   0.25|                     |                     |                     | 22      0.54|
|8.75 - 8.99%     0.01| $800,001-$900,000   1.05|                     |                     |                     | 23      0.55|
|                     | $900,001-$1000,00   2.74|                     |                     |                     | 25      0.13|
|                     | $1.0M  - $1.25M     0.35|                     |                     |                     | 26      0.59|
|                     |*More*               2.25|                     |                     |                     |*More*   0.11|
|_____________________|_________________________|_____________________|_____________________|_____________________|_____________|

 ____________________________________________________________________________________________________________________
|Geography             |Orig LTV              |Comb LTV              |FICO           |Product        |Silent         |
|______________________|______________________|______________________|_______________|_______________|_______________|
|California       50.07| 0.01-50.00%      3.33| 0.01-50.00%      3.04|600-619    0.09|2/6 Hybr   9.10|N         67.68|
|Florida           7.39| 50.01-60.00%     4.65| 50.01-60.00%     4.66|620-649   17.21|3/1 Hybr  18.80|Y         32.32|
|New York          6.35| 60.01-65.00%     4.79| 60.01-65.00%     4.23|650-699   44.06|3/6 Hybr  19.40|               |
|Nevada            3.30| 65.01-70.00%     9.76| 65.01-70.00%     7.35|700-749   25.44|5/1 Hybr  24.98|               |
|Colorado          3.29| 70.01-75.00%    11.82| 70.01-75.00%     9.19|750-799   12.73|5/6 Hybr  27.72|               |
|New Jersey        3.16| 75.01-80.00%    54.29| 75.01-80.00%    29.73|800+       0.48|               |               |
|Arizona           2.91| 80.01-85.00%     0.81| 80.01-85.00%     2.75|               |               |               |
|Virginia          2.49| 85.01-90.00%     5.75| 85.01-90.00%    17.40|               |               |               |
|Georgia           2.00| 90.01-95.00%     4.79| 90.01-95.00%    14.43|               |               |               |
|*More*           19.05|                      |*More*            7.22|               |               |               |
|______________________|______________________|______________________|_______________|_______________|_______________|

 _________________________________________________________________________________________________________________________________
|Property Type       |Purpose              |Occupancy            |Docs           |Units     |DTI                 |MI              |
|____________________|_____________________|_____________________|_______________|__________|____________________|________________|
|SINGLE FAMILY  59.57|PURCHASE        49.23|OWNER OCCUPIED  81.62|Stated    50.05| 1   92.19| Missing       24.16|OLTV LE 80 88.65|
|PUD            21.49|CASHOUT REFI    34.39|NON-OWNER       16.16|Full Doc  25.69| 2    4.36| 0.01-10.00%    0.69|PMI             |
|CONDO           8.69|RATE/TERM REFI  16.39|SECOND HOME      2.21|No Doc    24.26| 3    1.40| 10.01-20.00%   4.30| MORTGAGE       |
|2-4 FAMILY      7.81|                     |                     |               | 4    2.05| 20.01-30.00%  10.97| INSURANCE  3.91|
|TOWNHOUSE       1.31|                     |                     |               |          | 30.01-40.00%  28.49|Radian      3.36|
|HI-RISE CONDO   0.97|                     |                     |               |          | 40.01-50.00%  26.97|MGIC        2.21|
|CO-OP           0.17|                     |                     |               |          | 50.01-60.00%   3.79|RMIC        1.60|
|                    |                     |                     |               |          | 60.01=95.00%   0.64|UGIC        0.22|
|                    |                     |                     |               |          |                    |Triad       0.06|
|                    |                     |                     |               |          |                    |                |
|                    |                     |                     |               |          |                    |                |
|                    |                     |                     |               |          |                    |                |
|                    |                     |                     |               |          |                    |                |
|____________________|_____________________|_____________________|_______________|__________|____________________|________________|

 ___________________________________________________________________________________________________________________________
|Prepay Term    |Self Employ    |IO Flag        |Arm Index         |Margins       |1st Rate Cap |Per Rate Cap |Life Adj Cap |
|_______________|_______________|_______________|__________________|______________|_____________|_____________|_____________|
|    0     49.60|N         65.33|Y         64.37|6 Month Lib  56.23|  2.250   1.80|  1.00   0.04|  1.00  54.38|  5.00   0.39|
|   36     40.36|Y         34.67|N         35.63|1 Year CMT   43.74|  2.375   0.03|  1.50   0.12|  1.50   0.12|  5.37   0.30|
|   12      8.68|               |               |1 Year Libo   0.03|  2.500   0.25|  2.00   0.75|  2.00  45.42|  5.50   0.53|
|   24      1.08|               |               |                  |  2.688   0.04|  3.00  48.09|  2.75   0.08|  5.62   0.40|
|   60      0.28|               |               |                  |  2.750  94.85|  5.00  49.22|             |  5.75   1.16|
|               |               |               |                  |  3.000   0.98|  6.00   1.78|             |  6.00  95.71|
|               |               |               |                  |*More*    2.06|             |             |*More*   1.51|
|_______________|_______________|_______________|__________________|______________|_____________|_____________|_____________|


Disclaimer:

Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.